                                                                    EXHIBIT 32.1




                                  CERTIFICATION
                          ACCOMPANYING FORM 10-K REPORT
                         OF COLLINS & AIKMAN CORPORATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (CHAPTER 63, TITLE 18 U.S.C. SUB-SECTION 1350(A) AND (B))

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63,Title 18 U.S.C. sub-sections 1350(a) and (b)), each of the undersigned hereby certifies that the Annual Report on Form 10-K for the period ended December 31, 2003 of Collins & Aikman Corporation (the "Company") fully complies with the requirements of Section 13(a) or a Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 16, 2004                                      /s/ David A. Stockman
                                                 -------------------------------
                                                               David A. Stockman
                               Chairman of the Board and Chief Executive Officer


Dated: March 16, 2004                                       /s/ J. Michael Stepp
                                                 -------------------------------
                                                                J. Michael Stepp
                                       Vice Chairman and Chief Financial Officer